                                                                   EXHIBIT 99.31


U.S. $5,187,000                                                    July 1, 1993

                         BORDERS BOOKS, UTICA, MICHIGAN

                                PROMISSORY NOTE

     FOR VALUE RECEIVED, the undersigned, XXXXXXXXXX, a Michigan limited partnership ("Maker"), hereby unconditionally promises to pay to the order of XXXXXXXXXX ("Payee"), a New York banking corporation, c/o XXXXXXXXXX, XXXXXXXXXX, or such other address given to Maker by Payee from time to time, the principal sum of FIVE MILLION ONE HUNDRED EIGHTY-SEVEN THOUSAND and NO/100THS DOLLARS ($5,187,000) in lawful money of the United States of America, together with interest (calculated on the basis of a 360-day year of twelve 30-day months), on the unpaid principal balance from day-to-day outstanding, computed from July 1, 1993, until Maturity (as defined below) at a rate per annum equal to the lesser of (a) the Maximum Rate, or (b) eight and 45/100 percent (8.45%).

        Section 1. Definitions. When used in this Note, the following terms shall have the respective meanings specified herein or in the Section referred to:

        "Business Day" shall mean any day other than (i) a Saturday or Sunday, or (ii) a day on which banks in New York or California are required by law to close or are customarily closed.

        "Event of Default" shall have the meaning assigned to it in Section 5.

        "Holder" shall mean Payee, its successors and assigns and any subsequent holder hereof.

        "Lease Assignment" shall have the meaning assigned to it in Section 2 of the Loan Agreement.

        "Loan Agreement" shall mean that certain Loan Agreement dated as of June 11, 1993 between Maker and Payee, pursuant to which the Loan, as defined in the Loan Agreement, evidenced by this Note is governed.

        "Loan Documents" shall mean the Mortgage, as hereinafter defined, together with all financing statements and other documents executed by Maker, Payee and others, as described in Section 1.2 of the Loan Agreement.

        "Make-Whole Premium" shall have the meaning assigned to it in Section 2 of the Loan Agreement.

        "Maturity" shall mean the earlier of the Maturity Date (as defined in Section 3(a)) or the date on which the entire outstanding principal balance, accrued unpaid interest and Make-Whole Premium become due and payable pursuant to the provisions of any Loan Document by acceleration, upon the occurrence of an Event of Default, by any prepayment or otherwise.

        "Maturity Date" shall mean June 15, 2014.

        "Maximum Rate" shall mean, as of any day, with respect to the Holder, the highest nonusurious rate of interest, if any, permitted by applicable law on such day.

        "Mortgage" shall mean the Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing, dated as of June 11, 1993, from Maker to Payee, encumbering the Mortgaged Estate more particularly described therein located in XXXXXXXXXX.

        "Mortgaged Estate" shall mean the real and personal property encumbered by the Mortgage and more particularly described therein.

        "Pledge Agreement" shall have the meaning assigned to it in Section 2 of the Loan Agreement.

        "Overdue Rate" shall mean a rate of interest equal to ten percent (10%) on overdue interest and ten and 45/100 percent (10.45%) per annum on any other overdue amounts due hereunder following an Event of Default.

        "Redemption Price" shall have the meaning assigned to it in the Loan Agreement.

        "Trustee" shall mean XXXXXXXXXX, together with its successors and assigns.

        Section 2. Loan Agreement; Security.

        (a) This Note is executed and delivered by the Maker pursuant to the terms and conditions of the Loan Agreement.

        (b) This Note and the payment and performance of the Maker's obligations hereunder and pursuant to the other Loan Documents are secured by the Mortgage, the Lease Assignment, the Pledge Agreement and certain of the other Loan Documents.

        Section 3. Maturity.

        (a) This Note shall mature on the earlier of the Maturity Date or the date on which the entire outstanding principal balance, accrued unpaid interest and Make-Whole Premium become due and payable pursuant to the provisions of any Loan

Document by acceleration, upon the occurrence of an Event of Default, by any required prepayment or otherwise.

        (b) Upon Maturity this Note shall be due and payable in full in the amount of the entire outstanding principal balance, accrued unpaid interest and Make-Whole Premium, if any.

        Section 4. Payment.

        (a) The principal of and interest upon this Note shall be due and payable as follows:

                (i) Interest shall be due and payable semiannually in arrears in the amounts set forth on Exhibit A attached hereto, commencing December 15, 1993, and thereafter, on the fifteenth (15th) day of each succeeding June and December during the term of this Note and on Maturity; and

                (ii) The principal of this Note shall be due and payable in the amounts set forth on Exhibit A attached hereto, commencing on June 15, 1994, and thereafter, on the fifteenth (15th) day of June of each succeeding year through and including the Maturity Date in the amount of the then unpaid principal balance.

        (b) Should any amount payable pursuant to this Note become due and payable on any day other than a Business Day, such amount shall be payable on the immediately preceding Business Day. All payments of any amount due and payable pursuant to this Note shall be made by Maker to Payee in immediately available federal reserve funds. Payments made to Payee by Maker hereunder shall be applied first to accrued interest, then, if applicable, to the Make-Whole Premium, and then to principal.

        (c) All past due amounts payable pursuant to this Note other than interest and, to the extent permitted by applicable law, past due interest upon this Note shall bear interest at the lesser of (i) the Maximum Rate or (ii) the Overdue Rate.

        (d) This Note is not subject to prepayment, purchase or redemption at the option of Maker prior to its expressed Maturity Date except on the terms and conditions and in the amounts, if any, set forth in Section 3 of the Loan Agreement. In the event that Maker shall be required to prepay this Note in full pursuant to any Loan Document, then within the time provided in such Loan Document the Holder of this Note shall be required to surrender this Note, duly endorsed and assigned to Maker or in blank, at the Corporate Trust Office of the Trustee.

        Section 5.     Events of Default and Remedies.

        (a) Each of the "Events of Default" as defined in the Loan Agreement shall be an Event of Default pursuant to this Note.

        (b) Upon the occurrence of an Event of Default the holder of the Note may exercise such rights and remedies as are provided in the Loan Agreement and any other Loan Document.

        Section 6. Waiver.

        (a) Maker and each surety, endorser, guarantor and other party ever liable for payment of any sums of money payable upon this Note, jointly and severally waive presentment, demand, protest, notice of protest and nonpayment or other notice of default, notice of acceleration and intention to accelerate or other notice of any kind, and agree that their liability under this Note shall not be affected by any renewal or extension of the time of payment hereof, or by any indulgences, or by any release or change in any security for the payment of this Note; and hereby consent to any and all such renewals, extensions, indulgences, releases or changes, regardless of the number of such renewals, extensions, indulgences, releases or changes.

        (b) No course of dealing on the part of any Holder of this Note nor any delay or failure on the part of any Holder of this Note to exercise any right shall operate as a waiver of such right or otherwise prejudice such Holder's rights, powers and remedies. No exercise or enforcement of any such rights or remedies shall ever be held to exhaust any other right or remedy of such Holder. The rights and remedies expressly provided for in this Note are cumulative, and are not exclusive of any rights or remedies which any Holder of this Note would otherwise have, including, without limitation, the rights and remedies provided for in the Mortgage.

        Section 7. Notice. Whenever this Note requires or permits any notice, approval, request or demand from one party to another, the notice, approval, request or demand shall be given in accordance with the provisions of the Loan Agreement.

        Section 8. Collection Expense. Promptly after Holder's demand therefor, Maker shall pay Holder all costs and expenses incurred by it in the collection of this Note in connection with each Event of Default hereunder or pursuant to any of the other Loan Documents, including reasonable attorney's fees, disbursements and other charges of Holder's attorneys actually incurred for all services rendered in connection therewith.

        Section 9. Registered Note. This Note is registered on the books of Maker and is transferable only by surrender thereof at the offices of Maker, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered Holder or its attorney, duly authorized in writing. Payment of or on account of any amount due and payable on this Note shall be made only to or upon the order in writing of the registered Holder.

        Section 10. Limited Recourse. Recourse under this Note is governed by the provisions of Section 11 of the Loan Agreement.

        Section 11. Applicable law. The law of the State of New York (without giving effect to the choice of law principles thereof) shall govern the validity, construction, enforcement and interpretation of this Note.

        Dated as of the date first above written.



                              XXXXXXXXXX, a Michigan
                              limited partnership


                              By:  XXXXXXXXXX,
                                   a Michigan corporation,
                                   its sole General Partner



                                   By /s/
                                      ----------------------
                                        Its President

                      [Exhibit A Intentionally Omitted]